UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2019

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

300 First Stamford Place, 5th Floor Stamford, CT 06902
(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code): (203) 276-8100

(Former Name or Former Address, if Changed Since Last Report): None

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EGLE	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry Into Definitive Material Agreement.

Private Convertible Notes Offering

On July 25, 2019, Eagle Bulk Shipping (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with the initial purchasers of its previously announced convertible notes offering. Pursuant to the Purchase Agreement, the Company agrees to issue $100 million aggregate principal amount, 5.00% Convertible Senior Notes due 2024 (the “Notes”) (or up to an aggregate of $115 million aggregate principal amount if the initial purchasers of such offering exercise their option to acquire additional Notes in full), in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in offshore transactions outside of the United States in reliance on Regulation S under the Securities Act. As part of this private placement, investment funds managed by Oaktree Capital Management L.P. and GoldenTree Asset Management LP, the Company’s two largest shareholders, or their affiliates, have agreed to acquire approximately $45.5 million and $23.6 million aggregate principal amount of the Notes, respectively. The offering is expected to close on July 29, 2019, subject to the satisfaction of certain customary closing conditions.
The conversion rate for the Notes will initially equal 178.1737 shares of common stock per $1,000 principal amount of the Notes, which is equivalent to an initial conversion price of approximately $5.61 per share of common stock, and is subject to adjustment. The initial conversion price represents a premium of approximately 25.0% over the closing sale price of our common stock on the Nasdaq Global Select Market on July 24, 2019.
The Notes will be general, unsecured senior obligations of the Company, bear interest at a rate of 5.00% per annum, pay interest semi-annually in arrears on February 1 and August 1 of each year (beginning on February 1, 2020), mature on August 1, 2024 (unless earlier redeemed, repurchased or converted), and may be converted, in whole or in part, at the holder’s option, into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election.
The Company intends to use the net proceeds from the offering to fund a portion of the aggregate purchase price of six identified modern high-specification Ultramax vessels and for general corporate purposes, including working capital.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference herein.

Item 3.02.   Unregistered Sales of Equity Securities.

The information in Item 1.01 above is incorporated by reference herein.

The Notes and the shares of the Company’s common stock into which the Notes are convertible were offered and sold pursuant to an exemption from registration requirements under Rule 144A and Regulation S of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01.   Regulation FD Disclosure.

A copy of the press release, dated July 25, 2019, announcing the pricing of the offering of the Notes is furnished with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act or the Exchange Act.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any underlying shares of the Company’s common stock, nor shall there be any sale of the Notes in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale would be unlawful. Any offer of the Notes will be made only by means of a private offering memorandum.

Forward-Looking Statements
Matters discussed in this release may constitute forward-looking statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. These statements may include words such as “believe,” “estimate,” “project,” “intend,” “expect,” “plan,” “anticipate,” and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events.
The forward-looking statements in this release are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections.
Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include the strength of world economies and currencies, general market conditions, including changes in charter hire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in vessel operating expenses, including drydocking and insurance costs, or actions taken by regulatory authorities, ability of our counterparties to perform their obligations under sales agreements, charter contracts, and other agreements on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Eagle Bulk Shipping Inc., dated July 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: July 25, 2019	By:	/s/ Frank De Costanzo
	Name:	Frank De Costanzo
	Title:	Chief Financial Officer